INVESTOR PRESENTATION Q4 2023

DISCLAIMER 2 This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Report on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: our business and investment strategy; our ability to accurately forecast the payment of future dividends on our common and preferred stock, and the amount of such dividends; our ability to determine accurately the fair market value of our assets; availability of investment opportunities in real estate-related and other securities, including our valuation of potential opportunities that may arise as a result of current and future market dislocations; our expected investments; changes in the value of our investments, including negative changes resulting in margin calls related to the financing of our assets; changes in inflation, interest rates and mortgage prepayment rates; prepayments of the mortgage and other loans underlying our mortgage- backed securities, or MBS, or other asset-backed securities, or ABS; rates of default, delinquencies, forbearance, deferred payments, or decreased recovery rates on our investments; general volatility of the securities markets in which we invest; our ability to maintain existing financing arrangements and our ability to obtain future financing arrangements; our ability to effect our strategy to securitize residential mortgage loans; interest rate mismatches between our investments and our borrowings used to finance such purchases; effects of interest rate caps on our adjustable-rate investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the impact of and changes to various government programs; the impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; market trends in our industry, interest rates, the debt securities markets or the general economy; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; qualified personnel; our ability to maintain our classification as a real estate investment trust, or, REIT, for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended, or 1940 Act; our expectations regarding materiality or significance; and the effectiveness of our disclosure controls and procedures. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these, and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. We use our website (www.chimerareit.com) as a channel of distribution of company information. The information we post on our website may be deemed material. Accordingly, investors should monitor our website, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about Chimera when you enroll your email address by visiting our website, then clicking on “News and Events" and selecting "Email Alerts" to complete the email notification form. Our website and any alerts are not incorporated into this document. All information in this presentation is as of December 31, 2023, unless stated otherwise. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

CHIMERA IS A CREDIT-FOCUSED HYBRID MORTGAGE REIT 3  New York City-based Real Estate Investment Trust (REIT) founded in 2007  Internally managed since August 2015  Our hybrid approach allows us to maintain flexibility in portfolio allocation and liability management  Total equity capital of approximately $2.6 billion, including approximately $1.6 billion common stock and $930 million preferred stock  We have declared $6.2 billion to common and preferred stockholders since inception  Our portfolio contains residential mortgage loans and mortgage-backed securities.  Residential Mortgage Loans represent a significant part of our business and growth strategy. Our Residential Mortgage Loan portfolio is comprised of Reperforming Loans (RPLs), Non-QM & Investor Loans, Business Purpose Loans (BPLs), and Prime Jumbo Loans.  We use leverage to enhance our returns and to finance the acquisition of mortgage assets through several funding sources including repurchase agreements (repo), warehouse lines, and most importantly, asset securitization.  Total leverage ratio 4.0:1 / Recourse leverage ratio 1.0:1 Information is unaudited, estimated and subject to change.  We strive to provide attractive risk-adjusted returns and long-term value, through the use of securitization, asset selection and leverage, for our shareholders.

2023 FULL YEAR ACTIVITY OVERVIEW 4Information is for the full year ended December 31st ,2023 and is unaudited, estimated and subject to change. (1) Expected to settle in Q1 2024.  Continued focus on acquiring and securitizing residential mortgage loans.  Purchased $1.4 billion of residential mortgage loans.  50% were Seasoned Reperforming Loans (RPLs), 33% were Non-QM (DSCR) Investor Loans, and 17% were Business Purpose Loans (BPLs).  Issued $841 million in Seasoned RPL securitizations and $475 million in Non-QM (DSCR) Investor Loan securitizations.  We exercised call rights and terminated 6 existing Seasoned RPL securitizations and issued 4 new securitizations totaling $1.2 billion.  Resulted in re-capturing approximately $133 million.  Total securitizations of $2.6 billion.  Issued $2.1 billion in Seasoned RPL securitizations.  Issued $475 million in Non-QM (DSCR) Investor Loan securitizations.  Reduced our total recourse financing exposure by approximately $1.0 billion.  Refinanced $250 million of high-cost fixed rate Non-Mark-to-Market (Non-MtM) financing into new 2-year capped floating rate Limited Mark-to-Market (Limited MtM) facility.  Decrease in our recourse leverage from 1.3x as of Q4 2022 to 1.0x as of Q4 2023.  Raised approximately $74 million through our ATM offering.  Allocated a portion of the proceeds to approximately $152 million BPLs (1) and $22 million of Non-Agency RMBS Subordinates (1).  We expect to purchase additional similar assets.  Repurchased $33 million of common shares.  Our interest rate hedges provides flexibility for the management of our NIM.*  Interest rate swaps protect approximately 58% of our floating rate liabilities.  $1.5 billion of interest rate swaptions. * Added $500 million 1x1 interest rate swaption in January 2024.

CURRENT BUSINESS HIGHLIGHTS

Q4 2023

Investment Portfolio

- ✓ Book value of $6.75 per share compared to $6.90 per share in Q3 2023
- ✓ Economic return of -0.58%
- ✓ Purchased approximately $152 million of BPLs and $22 million of Non-Agency RMBS (1)

Financing

- ✓ Reduced our total recourse financing exposure by an additional $171 million in Q4 2023
- ✓ 60% of our repo liabilities are Non-MtM and Limited MtM
- ✓ Recourse leverage of 1.0x

Interest Rate Hedging

- ✓ $2.0 billion of floating rate financing
- ✓ $1.0 billion of interest rate swaps and $1.5 billion of interest rate swaptions (2)
- ✓ Interest rate swaps hedge 58% of the floating rate liabilities (3)

Capital Markets

- ✓ Raised approximately $74 million through our ATM offering
  - Allocated a portion of the proceeds to approximately $152 million BPLs and $22 million of Non-Agency RMBS Subordinates (1)

Liquidity

- ✓ $222 million in cash
- ✓ $377 million in unencumbered assets

Full Year 2023

Investment Portfolio

- ✓ Purchased $1.4 billion of residential mortgage loans
  - $708 million of Seasoned RPLs
  - $475 million of Non-QM (DSCR) Investor Loans
  - $236 million of BPLs
- ✓ Issued $2.6 billion in securitizations
  - Issued $2.1 Billion in Seasoned RPL securitizations
  - Issued $475 million in Non-QM (DSCR) Investor Loan securitizations
- ✓ Economic return of -0.53%

Financing

- ✓ Reduced our total recourse financing exposure by approximately $1.0 billion
- ✓ Reduced our recourse leverage from 1.3x in Q4 2022 to 1.0x in Q4 2023
- ✓ Refinanced $250 million of high-cost fixed rate Non-MtM financing into new 2-year capped floating rate Limited MtM facility

Capital Markets

- ✓ Raised approximately $74 million through our ATM offering
- ✓ Repurchased $33 million of our common shares

Information is unaudited, estimated and subject to change.
(1) Expected to settle in Q1 2024. (2) Added $500 million 1x1 interest rate swaption in Jan 2024.
(3) Excludes $246 million Capped Floating Rate Limited MtM facility.

5

CHIMERA INVESTMENT CORPORATION

8%, Non Agency RMBS, $1,044 88%, Loans, $11,397 20%, Equity, $2,559 19%, Repo (Recourse Financing), $2,432 59%, Securitized Debt (Non-Recourse Financing), $7,677 Assets Liabilities & Equity Other Assets Cash Agency RMBS Agency CMBS Non Agency RMBS Loans Equity Other Liabilities Repo Securitized Debt Q4 2023 TOTAL GAAP PORTFOLIO 6  Our Capital Is Mainly Allocated to Residential Mortgage Loans Financed With Non-Recourse and Repo Financing. Information is unaudited, estimated and subject to change. (1) At fair value. (2) Includes $930 million of Preferred Equity. % Fixed-Rate & % Non-MtM and Limited MtM Financing Expected Repo Maturities Year-over-Year ($ in Millions) Total Assets $12,928 Q4 2023 GAAP Balance Sheet ($ in Millions) (1) Total Liabilities $10,369 Reduced our recourse financing exposure by approximately $1.0 billion in 2023  We use leverage to enhance our returns and to finance the acquisition of mortgage assets.  We use several funding sources to finance our investments including repurchase agreements (repo), warehouse lines, and most importantly, asset securitization.  Securitized Debt provides long-term stable financing and structural leverage to enhance returns and mitigate risk.  81% Fixed Rate (including Securitized Debt)  85% Non-MtM and Limited MtM (including Securitized Debt) Our Funding Strategy Q4 2023 $7 74 $1 60 $4 0 $1 21 $1 79 $2 46 $9 12 $0 $500 $1,000 $1,500 0-3 Months 3-6 Months 6-12 Months 12 Months+ MtM Limited MtM Non MtM Total Repo Balance $2,432 $1 ,3 47 $3 05 $1 77 $1 40 $2 26 $1 36 $1 ,1 13 $0 $500 $1,000 $1,500 0-3 Months 3-6 Months 6-12 Months 12 Months+ MtM Limited MtM Non MtM Total Repo Balance $3,435 Q4 2022

RECOURSE FINANCING & INTEREST RATE HEDGING

Q3 2023 Overview

- $2.6 billion in repo liabilities
- $1.1 billion of MtM financing
- 1.0x recourse leverage
- 57% of repos are Non-MtM and Limited MtM
- Interest rate swaps hedge 53% of the floating rate liabilities
  - Weighted average pay-fixed rate of 3.26%
- $1.5 billion of 1x1 interest rate swaptions
  - Weighted average pay-fixed rate of 3.56%

Q3 2023 Recourse Financing & Interest Rate Hedges ($ in Millions)



Total $2,604
$720
$459
$307
$1,118
Total Non-MtM & Limited MtM $1,486, 57%
Total Floating Rate $1,884,72%
MtM 43%
Total $2,500
$1,500
$1,000
Interest Rate Swaptions
Interest Rate Swaps
Recourse Financing
Hedges
Floating MtM
Floating Limited MtM
Floating Non MtM
Fixed Non MtM
Swaps
Swaptions

Q4 2023 Overview

- $2.4 billion in repo liabilities
- $973 million of MtM financing
- 1.0x recourse leverage
- 60% of repos are Non-MtM and Limited MtM
- Interest rate swaps hedge 58% of the floating rate liabilities (1)
  - Weighted average pay-fixed rate of 3.26%
- $1.5 billion of 1x1 interest rate swaptions *
  - Weighted average pay-fixed rate of 3.56%

  **** Added $500 million 1x1 interest rate swaption with pay-fixed rate of 3.45% in January 2024.***

Q4 2023 Recourse Financing & Interest Rate Hedges ($ in Millions)



Total $2,432
$463
$246
$450
$300
$973
Total Non-MtM & Limited MtM $1,459, 60%
Total Floating Rate(1) $1,723,71%
MtM 40%
Total $2,500
$1,500
$1,000
Interest Rate Swaptions
Interest Rate Swaps
Recourse Financing
Hedges
Floating MtM
Capped Floating Limited MtM
Floating Limited MtM
Fixed Non MtM
Floating Non MtM
Swaps

Information is unaudited, estimated and subject to change.
(1) Excludes $246 million Capped Floating Rate Limited MtM facility.

7

CHIMERA INVESTMENT CORPORATION

RESIDENTIAL MORTGAGE LOANS OVERVIEW

Chimera's Residential Mortgage Loan Process Overview

- Acquires residential mortgage loans from banks, non-bank financial institutions and government sponsored agencies
- Finances purchases of mortgage loans via warehouse facilities and repurchase agreements (recourse financing)
- Securitizes mortgage loans by selling senior securities and retains subordinate and interest-only securities (long-term non-recourse financing)
- Finances retained securities via repurchase agreements (recourse financing) to enhance return on investment

Q4 2023 Key Loan Statistics

Total Current Unpaid Principal Balance (UPB)	$11.9 Billion (1)
Total Number of Loans	112,572
Weighted Average Loan Size	$106K
Weighted Average Coupon	5.96%
WA FICO	665
Weighted Average Loan Age (WALA)	184 Months
Loan-to-Value (LTV) at Origination	79%
Amortized Loan-to-Value (LTV)	65%
HPI Updated Loan-to-Value (LTV) (2)	44%
60+ Days Delinquent	9.5%

Chimera's loan portfolio is very seasoned with 81% of loans originated prior to 2008.

Loan Origination Year ($ in Billions)


$11.9 Billion Total Balance
WALA of 184 months
$2.2
19%
$9.6
81%
UPB Originated Prior to 2008
UPB Originated After 2008

Weighted Average Loan Age (Months)


162
173
184
180
184
2019 2020 2021 2022 2023

Chimera's loan portfolio has benefited from historic levels of home equity due to HPA.

S&P CoreLogic Case Shiller National HPI (2)


Oct-03
Oct-07
Oct-11
Oct-15
Oct-19
Oct-23

HPI Updated LTV %


66
62
52
49
45
2019 2020 2021 2022 2023

Delinquencies on Chimera's loan portfolio are below Pre-Pandemic levels.

60+ Day Delinquency (%)


9.9
12.9
11.9
10.7
9.5
2019 2020 2021 2022 2023

Chimera's loan portfolio has a weighted average coupon of 5.96%.

Weighted Average Coupon (%)


6.54
6.30
6.10
5.85
5.96
2019 2020 2021 2022 2023

Source: Bloomberg & IntexCalc. Information is unaudited, estimated and subject to change.
(1) Includes $565 million of Residential Mortgage Loans held in financing trusts & $644 million of Non-QM and Prime Jumbo securitizations. (2) Latest HPI data as of October 31, 2023..

8

CHIMERA INVESTMENT CORPORATION

Q4 2023 RPL SECURITIZATIONS CREDIT PERFORMANCE 9 Q4 2023 RPL Securitizations Loan Characteristics Total Original Unpaid Principal Balance (UPB) $16.1 Billion Total Current Unpaid Principal Balance (UPB) $10.7 Billion Total Number of Loans 109,577 Weighted Average Loan Size $97K Weighted Average Coupon 5.98% WA FICO 655 Average Loan Age 203 Months Amortized Loan-to-Value (LTV) 64% HPI Updated Loan-to-Value (LTV) (1) 41% 60+ Days Delinquent 9.9% Source: Bloomberg & IntexCalc. Information is unaudited, estimated and subject to change. (1) Latest HPI data as of October 31, 2023. 5 10 15 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 5 10 15 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 0.0 0.2 0.4 0.6 0.8 1.0 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 0 25 50 75 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 60+ Day Delinquency (%) 3 Month Prepayment Rate (CPR %) 3 Month Default Rate (CDR %) 3 Month Loss Severity (%) Reperforming Loans are a cornerstone of our portfolio. Residential Credit fundamentals and performance has been stable given home price appreciation and the fully seasoned nature of our loans.

 Chimera has RMBS & Loan issuance with an unpaid principal balance of approximately $14.2 billion currently outstanding.  Chimera has 14 outstanding securitizations currently callable.  Re-securitization is an additional source for future capital re-deployment. Type Vintage Type Number of Deals Issued Total Orig. Balance Senior Bond Orig. Balance Subordinate Bond Orig. Balance Number of Deals Outstanding 2008 Loan 2 770,865 670,949 99,916 2 2009 RMBS 3 3,535,035 1,965,001 1,570,034 2 2010 RMBS 14 5,638,378 2,156,169 3,482,209 6 2011 RMBS 2 359,154 177,139 182,015 2 2012 Loan 3 1,496,917 1,378,409 118,508 - 2014 Loan & RMBS 2 816,126 522,220 293,906 - 2015 Loan 4 2,048,483 1,385,162 663,321 - 2016 Loan 6 5,861,574 4,148,904 1,712,670 1 2017 Loan 9 7,364,441 5,217,632 2,146,809 - 2018 Loan 9 3,021,614 2,209,835 811,779 3 2019 Loan 12 5,007,276 3,850,091 1,157,185 11 2020 Loan 11 4,163,703 3,254,207 909,496 9 2021 Loan 14 8,202,315 6,521,955 1,680,360 14 2022 Loan 5 1,570,674 1,156,067 414,607 5 2023 Loan 8 2,553,300 1,991,406 561,894 8 Total 104 52,409,855 36,605,146 15,804,709 63 SECURITIZATION ACTIVITY 10 0 2,000 4,000 6,000 8,000 10,000 2008 2009 2010 2011 2012 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Senior Bond Subordinate Bond Chimera’s Securitization History ($ in Millions)  Chimera has completed 104 deals and securitized $52.4 billion of residential mortgage assets which includes Legacy Non-Agency RMBS, Seasoned Reperforming Loans, Agency Eligible Investor Loans, Non-QM DSCR , and Prime Jumbo loans, since inception. Securitization History ($ in Thousands) Balances At Issuance Information is unaudited, estimated and subject to change.

SUMMARY

Capital	▪ Cash take-out from our existing RPL portfolio serves as a significant source of capital. ▪ 14 securitizations are currently callable, 4 securitizations are callable in 2024, and 6 securitizations are callable in 2025. ▪ The longer these deals are outstanding, the greater the potential cash take-out.
Portfolio Investments	▪ Deployed capital into Seasoned RPL, Non-QM (DSCR) Investor Loans, and BPLs. ▪ Completed 8 securitizations totaling $2.6 billion. • Issued $2.1 billion in Seasoned RPL securitizations. • Issued $475 million in Non-QM (DSCR) Investor Loan securitizations
Credit Performance	▪ We believe credit performance on our existing loan portfolio remains strong. ▪ The weighted average HPI LTV of our loan portfolio is 44% (1). ▪ 184 months of seasoning.
Financing & Liquidity	▪ Reduced our total recourse financing exposure by approximately $1 billion. ▪ Decrease in our recourse leverage from 1.3x as of Q4 2022 to 1.0x as of Q4 2023 ▪ $222 million in cash and $377 million in unencumbered assets.
Interest Rate Hedging	▪ Current hedges are positioned in anticipation of the end of the Fed tightening cycle. ▪ 1-year interest rate swaps protect 58% (2) of our floating rate repo and $1.5 billion of 1x1 interest rate swaptions (3) gives us flexibility in case the Fed holds rates higher through 2025.

Information is unaudited, estimated and subject to change. (1) Latest HPI data as of October 31, 2023. (2) Excludes $246 million Capped Floating Rate Limited MtM facility. (3) Added $500 million 1x1 interest rate swaption in January 2024.

11

CHIMERA INVESTMENT CORPORATION

APPENDIX Q4 2023

13 FINANCIAL METRICS Information is unaudited, estimated and subject to change. (1) Earnings available for distribution per adjusted diluted common share is a non- GAAP measure. See additional discussion in the Appendix section of this presentation. $0.34 $0.17 $0.08 ($0.07) $0.05 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 $0.11 $0.13 $0.12 $0.13 $0.13 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 $7.49 $7.41 $7.29 $6.90 $6.75 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q4 2023 Economic Return of -0.58% Full-Year Economic Return of -0.53% 1.3x 1.2x 1.0x 1.0x 1.0x Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 $265 $232 $201 $139 $222 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 $431 $427 $470 $467 $377 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 GAAP Earnings Per Share Earnings Available For Distribution (EAD) Per Share(1) GAAP Book Value Per Share Recourse Leverage Cash ($ in Millions) Unencumbered Assets Market Value ($ in Millions)

EARNINGS AVAILABLE FOR DISTRIBUTION Earnings available for distribution is a non-GAAP measure and is defined as GAAP net income excluding unrealized gains or losses on financial instruments carried at fair value with changes in fair value recorded in earnings, realized gains or losses on the sales of investments, gains or losses on the extinguishment of debt, changes in the provision for credit losses, other gains or losses on equity investments, and transaction expenses incurred. Transaction expenses are primarily comprised of costs only incurred at the time of execution of our securitizations and certain structured secured financing agreements and include costs such as underwriting fees, legal fees, diligence fees, bank fees and other similar transaction related expenses. These costs are all incurred prior to or at the execution of the transaction and do not recur. Recurring expenses, such as servicing fees, custodial fees, trustee fees and other similar ongoing fees are not excluded from earnings available for distribution. We believe that excluding these costs is useful to investors as it is generally consistent with our peer groups treatment of these costs in their non-GAAP measures presentation, mitigates period to period comparability issues tied to the timing of securitization and structured finance transactions, and is consistent with the accounting for the deferral of debt issue costs prior to the fair value election option made by us. In addition, we believe it is important for investors to review this metric which is consistent with how management internally evaluates the performance of the Company. Stock compensation expense charges incurred on awards to retirement eligible employees is reflected as an expense over a vesting period (generally 36 months) rather than reported as an immediate expense. Earnings available for distribution is the Economic net interest income, as defined previously, reduced by compensation and benefits expenses (adjusted for awards to retirement eligible employees), general and administrative expenses, servicing and asset manager fees, income tax benefits or expenses incurred during the period, as well as the preferred dividend charges. We view Earnings available for distribution as one measure of our investment portfolio's ability to generate income for distribution to common stockholders. Earnings available for distribution is one of the metrics, but not the exclusive metric, that our Board of Directors uses to determine the amount, if any, of dividends on our common stock. Other metrics that our Board of Directors may consider when determining the amount, if any, of dividends on our common stock include (among others) REIT taxable income, dividend yield, book value, cash generated from the portfolio, reinvestment opportunities and other cash needs. In addition, Earnings available for distribution is different than REIT taxable income and the determination of whether we have met the requirement to distribute at least 90% of our annual REIT taxable income (subject to certain adjustments) to our stockholders in order to maintain qualification as a REIT is not based on Earnings available for distribution. Therefore, Earnings available for distribution should not be considered as an indication of our REIT taxable income, a guaranty of our ability to pay dividends, or as a proxy for the amount of dividends we may pay. We believe Earnings available for distribution as described above helps us and investors evaluate our financial performance period over period without the impact of certain transactions. Therefore, Earnings available for distribution should not be viewed in isolation and is not a substitute for net income or net income per basic share computed in accordance with GAAP. In addition, our methodology for calculating Earnings available for distribution may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and accordingly, our Earnings available for distribution may not be comparable to the Earnings available for distribution reported by other REITs. 14 Information is unaudited, estimated and subject to change.

EARNINGS AVAILABLE FOR DISTRIBUTION (CONTINUED) 15 The following table provides GAAP measures of net income and net income per diluted share available to common stockholders for the periods presented and details with respect to reconciling the line items to Earnings available for distribution and related per average diluted common share amounts. Earnings available for distribution is presented on an adjusted dilutive shares basis. For the Quarters Ended December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 (dollars in thousands, except per share data) GAAP Net income (loss) available to common stockholders $ 12,104 $ (16,268) $ 17,586 $ 38,928 $ 78,716 Adjustments: Net unrealized (gains) losses on financial instruments at fair value (6,815) 43,988 (6,954) (64,592) (112,026) Net realized (gains) losses on sales of investments 3,752 460 21,758 5,264 39,443 (Gains) losses on extinguishment of debt 2,473 — (4,039) (2,309) — Increase (decrease) in provision for credit losses 2,330 3,217 2,762 3,062 3,834 Net unrealized (gains) losses on derivatives 15,871 (17) (17,994) 8,551 10,171 Realized gains (losses) on derivatives — — 6,822 34,134 561 Transaction expenses 425 90 8,456 6,409 3,274 Stock Compensation expense for retirement eligible awards (391) (392) (388) 2,141 (309) Other investment (gains) losses 986 (2,381) 421 (117) 2,383 Earnings available for distribution $ 30,735 $ 28,697 $ 28,430 $ 31,471 $ 26,047 GAAP net income (loss) per diluted common share $ 0.05 $ (0.07) $ 0.08 $ 0.17 $ 0.34 Earnings available for distribution per adjusted diluted common share $ 0.13 $ 0.13 $ 0.12 $ 0.13 $ 0.11 Information is unaudited, estimated and subject to change.

NET ASSET BREAKDOWN

Net Asset Breakout	Q4 2023				Q3 2023			
	Direct Holdings	Securitization Trusts	Financing Trusts	Total	Direct Holdings	Securitization Trusts	Financing Trusts	Total
Investments:								
Non-Agency RMBS, at fair value	794,812,473	248,993,153	-	1,043,805,625	774,783,475	249,825,136	-	1,024,608,611
Agency MBS, at fair value	102,483,833	-	-	102,483,833	127,706,209	-	-	127,706,209
Residential Mortgage Loans [1]								
RPL		10,236,184,390	-	10,236,184,390	-	10,229,500,014	-	10,229,500,014
Investor	-	631,123,393	-	631,123,393	-	644,357,697	-	644,357,697
RTL	-	-	121,648,949	121,648,949	-	-	144,525,772	144,525,772
Jumbo Prime	-	-	408,089,359	408,089,359	-	-	408,548,108	408,548,108
Total Investment Assets	**897,296,306**	**11,116,300,935**	**529,738,308**	**12,543,335,549**	**902,489,684**	**11,123,682,846**	**553,073,880**	**12,579,246,410**
Securitized debt, collateralized by:								
Non-Agency RMBS	-	75,012,162	-	75,012,162	-	75,818,890	-	75,818,890
Residential Mortgage Loans								
RPL	-	7,112,419,749	-	7,112,419,749	-	7,106,725,100	-	7,106,725,100
Investor	-	489,461,380	-	489,461,380	-	491,995,701	-	491,995,701
Secured financing agreements, secured by:								
Non-Agency RMBS	560,925,500	127,287,000	-	688,212,500	602,821,568	132,505,000	-	735,326,568
Agency RMBS	68,502,000	-	-	68,502,000	79,751,000	-	-	79,751,000
Residential Mortgage Loans								
RPL	-	1,226,515,542	-	1,226,515,542	-	1,331,839,840	-	1,331,839,840
RTL	-	-	98,646,402	98,646,402	-	-	117,155,473	117,155,473
Jumbo Prime	-	-	350,238,243	350,238,243	-	-	339,837,915	339,837,915
Total Investment Liabilities	**629,427,500**	**9,030,695,832**	**448,884,645**	**10,109,007,978**	**682,572,567**	**9,138,884,531**	**456,993,388**	**10,278,450,487**
Net Assets	**267,868,805**	**2,085,605,103**	**80,853,663**	**2,434,327,571**	**219,917,117**	**1,984,798,315**	**96,080,491**	**2,300,795,923**

Information is unaudited, estimated and subject to change.
(1) The above table excludes approximately $152 million of Loans held for investment for December 31, 2023, which were purchased prior to the reporting date and settled subsequent to the reporting date.

16

CHIMERA INVESTMENT CORPORATION

NET INTEREST SPREAD

The table below shows our average earning assets held, interest earned on assets, yield on average interest earning assets, average debt balance, economic interest expense, economic average cost of funds, economic net interest income, and net interest rate spread for the periods presented.

	For the Quarter Ended								
	December 31, 2023 (dollars in thousands)			September 30, 2023 (dollars in thousands)			December 31, 2022 (dollars in thousands)		
	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost
Assets:									
Interest-earning assets [1]***:***									
Agency RMBS	$ 19,136	$ 303	6.3 %	$ 18,990	$ 234	4.9 %	$ 31,542	$ 346	4.4 %
Agency CMBS	105,270	1,138	4.3 %	124,094	1,701	5.5 %	441,421	4,291	3.9 %
Non-Agency RMBS	950,366	29,611	12.5 %	961,257	28,826	12.0 %	1,013,693	29,304	11.6 %
Loans held for investment	11,882,662	158,501	5.3 %	12,188,221	162,530	5.3 %	12,075,239	151,478	5.0 %
Total	$12,957,434	$ 189,553	5.9 %	$13,292,562	$ 193,290	5.8 %	$13,561,895	$ 185,419	5.5 %
Liabilities and stockholders' equity:									
Interest-bearing liabilities [2]***:***									
Secured financing agreements collateralized by:									
Agency RMBS	$ —	$ —	— %	$ —	$ —	— %	$ 4,547	$ 46	4.0 %
Agency CMBS	75,847	1,071	5.6 %	90,205	1,200	5.3 %	358,914	3,464	3.9 %
Non-Agency RMBS	710,550	13,561	7.6 %	742,579	17,769	9.6 %	788,795	13,275	6.7 %
Loans held for investment	1,761,188	30,298	6.9 %	1,832,445	29,896	6.5 %	1,971,144	33,776	6.9 %
Securitized debt	8,422,017	76,327	3.6 %	8,663,773	78,434	3.6 %	8,056,913	57,959	2.9 %
Total	$10,969,602	$ 121,257	4.4 %	$11,329,002	$ 127,299	4.5 %	$11,180,313	$ 108,520	3.9 %
Economic net interest income/net interest rate spread		$ 68,296	1.5 %		$ 65,991	1.3 %		$ 76,899	1.6 %
Net interest-earning assets/net interest margin	$ 1,987,832		2.1 %	$ 1,963,560		2.0 %	$ 2,381,582		2.3 %
Ratio of interest-earning assets to interest bearing liabilities	1.18			1.17			1.21		

(1) Interest-earning assets at amortized cost

(2) Interest includes periodic net interest cost on swaps

Information is unaudited, estimated and subject to change.

17

CHIMERA INVESTMENT CORPORATION

THE SECURITIZATION PROCESS  CIM buys $100MM Non-Agency mortgage bond or loans from dealer.  CIM deposits the bond or loans into a trust.  The trust issues bonds backed by the cashflow of the underlying bond or loans.  The Senior A note receives all principal from the collateral and interest on its $75MM bond until the bond is paid off.  The Subordinate B note receives interest on its $25MM bond, absorbs losses and starts to receive principal only after the Senior A note is paid in full.  3x Non-Recourse Leverage. $100MM Non-Agency Mortgage Bond or Loans $100MM Trust (Non-Agency RMBS Collateral) $75MM Senior A Note Sold to 3rd Party $25MM Subordinate B Note Retained by CIM Deposit 18 Recourse Financing $15MM Repo Financing Of Subordinate B Note $10MM Equity Of Subordinate B Note  60% of the Subordinate B note is financed through a repurchase agreement.  The remaining 40% of the Subordinate B note is equity.  1.5x Recourse Leverage. (1) The hypothetical diagram below shows the typical structure of our securitization transactions. Chimera has created term-funding through securitization (1)

CONSOLIDATED LOAN SECURITIZATIONS

(dollars in thousands)

(dollars in thousands)

VINTAGE	DEAL	TOTAL ORIGINAL FACE	ORIGINAL FACE OF TRANCHES SOLD	ORIGINAL FACE OF TRANCHES RETAINED	TOTAL REMAINING FACE	REMAINING FACE OF TRANCHES SOLD	REMAINING FACE OF TRANCHES RETAINED	FIRST CALL DATE
2023	CIM 2023-I2	238,530	202,750	35,780	225,752	189,972	35,780	July 2026
2023	CIM 2023-R4	393,997	343,368	50,629	371,149	320,507	50,629	April 2028
2023	CIM 2023-NR2	66,661	48,328	18,333	59,315	41,896	17,419	April 2024
2023	CIM 2023-R3	450,834	394,479	56,355	422,026	365,626	56,355	April 2025
2023	CIM 2023-I1	236,161	205,578	30,583	220,543	189,960	30,583	April 2026
2023	CIM 2023-R2	447,384	364,841	82,543	411,467	328,913	82,543	March 2028
2023	CIM 2023-NR1	134,016	97,161	36,855	112,401	75,706	36,695	Jan 2024
2023	CIM 2023-R1	585,718	512,503	73,215	529,930	456,713	73,215	Jan 2025
2022	CIM 2022-NR1	144,912	105,061	39,851	127,813	89,254	38,559	Oct 2025
2022	CIM 2022-R3	369,891	327,168	42,723	321,506	278,774	42,721	Sept 2027
2022	CIM 2022-I1	219,442	122,997	96,445	197,206	100,761	96,445	June 2026
2022	CIM 2022-R2	508,202	440,865	67,337	435,620	368,457	67,163	May 2027
2022	CIM 2022-R1	328,226	294,090	34,136	267,828	233,554	34,115	Feb 2027
2021	CIM 2021-NR4	167,596	125,747	41,849	120,978	78,328	42,650	Currently Callable
2021	CIM 2021-R6	353,797	336,284	17,513	226,459	208,946	17,513	Sept 2026
2021	CIM 2021-R5	450,396	382,836	67,560	349,903	282,636	67,259	Aug 2024
2021	CIM 2021-R4	545,684	463,831	81,853	363,615	281,775	81,840	June 2024
2021	CIM 2021-R3	859,735	730,775	128,960	527,186	397,808	128,960	April 2025
2021	CIM 2021-NR3	117,373	82,161	35,212	68,654	30,172	38,482	Currently Callable
2021	CIM 2021-R2	1,497,213	1,272,631	224,582	846,435	620,256	224,582	March 2025
2021	CIM 2021-NR2	240,425	180,318	60,107	145,745	76,501	69,244	Currently Callable
2021	CIM 2021-R1	2,098,584	1,783,797	314,787	1,218,296	900,948	314,787	Feb 2025
2021	CIM 2021-NR1	232,682	162,877	69,805	128,065	49,645	78,420	Currently Callable
2020	CIM 2020-R7	653,192	562,023	91,169	390,662	300,078	90,584	Currently Callable
2020	CIM 2020-R6	418,390	334,151	84,239	273,862	190,013	83,850	Currently Callable
2020	CIM 2020-R5	338,416	257,027	81,389	174,767	93,310	81,389	Clean-up Call
2020	CIM 2020-R3	438,228	328,670	109,558	265,297	156,403	108,894	Currently Callable
2020	CIM 2020-R2	492,347	416,761	75,586	303,069	229,430	73,639	Clean-up Call
2020	CIM 2020-R1	390,761	317,608	73,153	257,644	184,853	72,757	Currently Callable
2019	SLST 2019-1	1,217,441	941,719	275,722	786,164	550,309	228,319	Currently Callable
2019	CIM 2019-R5	315,039	252,224	62,815	166,050	103,403	61,981	Clean-up Call
2019	CIM 2019-R4	320,802	256,641	64,161	176,465	113,878	62,587	Currently Callable
2019	CIM 2019-R3	342,633	291,237	51,396	163,489	112,944	50,545	Currently Callable
2019	CIM 2019-R2	464,327	358,172	106,155	293,122	188,793	104,328	Clean-up Call
2019	CIM 2019-R1	371,762	297,409	74,353	221,257	148,555	72,702	Currently Callable
2018	CIM 2018-R3	181,073	146,669	34,404	62,440	30,182	32,086	Currently Callable
2016	CIM 2016-FRE1	185,811	115,165	70,646	71,341	14,408	56,933	Currently Callable
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	7,910	5,896	1,991	Do Not Hold Call Rights
	TOTAL	$17,437,391	$14,405,064	$3,032,327	$11,311,431	$8,389,563	$2,908,544	

Information is unaudited, estimated and subject to change.

19

20